EXHIBIT 10.3

FOURTH AMENDMENT
TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is dated as of June 13, 2002, and is entered into by and among GEORGIA-PACIFIC CORPORATION, a Georgia corporation (the “Company”), each of the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., as Issuing Bank (as defined in the Credit Agreement) and as administrative agent for itself and the Lenders (in its capacity as administrative agent, the “Agent”).

RECITALS

A. The Company, the Lenders, Merrill Lynch Capital Corporation and Morgan Stanley Senior Funding Inc., as co-syndication agents, and the Agent are parties to a Credit Agreement (Multi-Year Revolving Credit Facility), dated as of November 3, 2000, as amended by (i) the First Amendment to Credit Agreement, dated as of January 26, 2001, (ii) the Second Amendment to Credit Agreement, dated as of March 15, 2001 and (iii) the Third Amendment to Credit Agreement, dated as of December 5, 2001 (the “Credit Agreement”), pursuant to which the Agent and the Lenders have extended certain credit facilities to the Company.

B. The Company has requested that the Lenders agree to amendments to the Credit Agreement as set forth herein.

C. The Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Fourth Amendment.

NOW, THEREFORE, in consideration of the agreements and provisions herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized term used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended, effective as of the date of this Fourth Amendment becomes effective in accordance with Section 4 hereof, as follows:

2.01 Amendments to Section 1.01.

(a) The following defined term is hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

“Procurement Business” means the function, process and operation of obtaining services, equipment, tooling, raw materials, supplies and any other asset necessary to maintain, continue and expand the manufacturing operations of the Company and its Subsidiaries.

(b) The definitions of “Contribution Agreement (Multi-Year Revolving Credit Facility)”, “Principal Subsidiary”, “Subsidiary” and “Subsidiary Guaranty (Multi-Year Revolving Credit Facility)” in Section 1.01 of the Credit Agreement are hereby amended by deleting such definitions in their entirety and inserting the following new definitions in replacement thereof, respectively:

“Contribution Agreement (Multi-Year Revolving Credit Facility)” means the Contribution Agreement (Multi-Year Revolving Credit Facility), dated as of the date hereof, between the Company and each of its Subsidiaries now or hereafter parties to the Subsidiary Guaranty (Multi-Year Revolving Credit Agreement), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

“Principal Subsidiary” means each of the following: Unisource Worldwide, Inc., a Delaware corporation; Great Northern Nekoosa Corporation, a Maine corporation; Brunswick Pulp & Paper Company, a Delaware corporation; Georgia-Pacific West, Inc., an Oregon corporation; G-P Gypsum Corporation, a Delaware corporation; Leaf River Forest Products, Inc., a Delaware corporation; Nekoosa Packaging Corporation, a Delaware corporation; Nekoosa Papers Inc., a Wisconsin corporation; Fort James Corporation, a Virginia corporation; Fort James Operating Company, a Virginia corporation; Georgia-Pacific Resins, Inc., a Delaware corporation; Brunswick Building Products, Inc., a Georgia corporation; West Paper Company, Inc., a Georgia corporation; Resins Paper Company, Inc., a Georgia corporation; Georgia-Pacific Products, Inc., a Georgia corporation; Leaf Building Products, Inc., a Georgia corporation; any Subsidiary of the Company designated by the Company as a “Principal Subsidiary”; and any other Subsidiary of the Company having assets constituting at least 10% of the Total Assets.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more Subsidiaries of such Person, or both, by such Person.

“Subsidiary Guaranty (Multi-Year Revolving Credit Facility)” has the meaning specified in Section 7.01(c), as supplemented from time to time by a supplement in the form attached as Exhibit 8.13(a) to the Credit Agreement and executed and delivered by the Principal Subsidiary party thereto.

2.02 Amendment to Section 2.02. Section 2.02(d) of the Credit Agreement is hereby amended by deleting such Section 2.02(d) in its entirety and inserting the following new Section 2.02(d) in replacement thereof:

(d) After giving effect to any Committed Borrowing, there shall not be more than ten different Interest Periods in effect.

2.03 Amendment to Section 9.04. Section 9.04 of the Credit Agreement is hereby amended by deleting such Section 9.04 in its entirety and inserting the following new Section 9.04 in replacement thereof:

9.04 Transactions with Affiliates. The Company shall not enter into or be a party to, or permit any of its Restricted Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Company except for the following:

(a) as may be permitted under Sections 9.01, 9.02, or 9.03;

(b) transactions in the ordinary course of business which are not likely to have a Material Adverse Effect;

(c) any Subsidiary of the Company may distribute or dividend to the Company or any Principal Subsidiary all or a portion of such Subsidiary’s assets, including such Subsidiary’s holdings of the capital stock of or other equity interest in any of the other Subsidiaries of the Company; provided that, in the case of such distribution or dividend to a Principal Subsidiary, such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

(d) the Company (i) may contribute all or a portion of the Company’s assets relating to the Company’s consumer products, packaging and pulp and paper businesses, including any of the Company’s holdings of the capital stock or other equity interests in its Subsidiaries engaged in the consumer products, packaging and pulp and paper businesses to a Principal Subsidiary and may assign to such Principal Subsidiary certain liabilities relating to the Company’s consumer products, packaging and pulp and paper businesses, and such Principal Subsidiary may assume such liabilities, and (ii) may enter into any other transactions with such Principal Subsidiary reasonably related to such contribution; provided that, in the case of clause (i) or (ii) above in this clause (d), (A) all of the capital stock of or other equity interest in such Principal Subsidiary is directly wholly-owned by the Company and (B) such Principal Subsidiary has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13;

(e) any Restricted Subsidiary (i) may merge with and into or consolidate into any Principal Subsidiary so long as such Principal Subsidiary is the surviving corporation of such merger or consolidation or (ii) may contribute, distribute, dividend or transfer assets to any Principal Subsidiary upon liquidation or otherwise; provided that (A) in the case of clause (i) or (ii) above in this clause (e), such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13 and (B) in the case of any such transfer of assets, such transfer is on fair and reasonable terms and conditions substantially as favorable to such Restricted Subsidiary as would be obtainable by such Restricted Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate of such Restricted Subsidiary; or

(f) the Company or any of its Subsidiaries may receive from any Subsidiary of the Company by way of distribution or dividend, or may contribute to a joint venture, assets relating to the Procurement Business of the Company or any of its Subsidiaries, including any capital stock or other equity interest in any Subsidiary of the Company whose principal business is the Procurement Business; provided that, in the case of such contribution to a joint venture, all of the capital stock of or other equity interest in such joint venture is owned directly and exclusively by the Company and a Principal Subsidiary, and such Principal Subsidiary (x) is a direct or indirect wholly-owned Subsidiary of the Company and (y) has executed and delivered, or caused to be executed and delivered, all relevant documentation of the types set forth in clauses (a) and (b) in Section 8.13.

Section 3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Fourth Amendment, the Company hereby represents and warrants that:

3.01 No Default. At and as of the date of this Fourth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fourth Amendment, no Default or Event of Default exists.

3.02 Representations and Warranties True and Correct. At and as of the date of this Fourth Amendment and at and as of the Effective Date and both prior to and after giving effect to this Fourth Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all respects.

3.03 Corporate Power, Etc.

(a) The Company (i) has all requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Fourth Amendment and (ii) has taken all corporate action necessary to authorize the execution and delivery by it of, and the performance by it of its obligations under, this Fourth Amendment.

(b) Each of the Principal Subsidiaries party to the Consent (as such term is defined in Section 4.01(b)(i) hereof) (i) has all requisite corporate power and authority to execute, deliver and perform the Consent and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution, delivery and performance by such Principal Subsidiary of the Consent.

(c) Each New Principal Subsidiary (as defined in Section 4.01(b)(ii) hereof) has all requisite corporate power and authority to execute and deliver the Subsidiary Guaranty Supplement (as defined in Section 4.01(b)(ii) hereof) to which it is a party and perform its obligations thereunder (ii) has taken all action, corporate or otherwise, necessary to authorize the execution, delivery and performance by it of the Subsidiary Guaranty Supplement to which it is a party.

3.04 No Conflict. The execution, delivery and performance by the Company of this Fourth Amendment, the execution, delivery and performance by each of the Principal Subsidiaries of the Consent, and the execution, delivery and performance by each New Principal Subsidiary of the Subsidiary Guaranty Supplement to which it is a party, in each case, will not (i) conflict with or result in any breach or violation of any provision of the certificate or articles of incorporation or by-laws (or other organizational documents) of the Company or any of its Subsidiaries, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of a Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or to which any of their respective properties or assets are subject, (iii) require any consent, approval, authorization or permit of, or filing with or notification to, any third party or any Governmental Authority, or (iv) violate any order, writ, injunction, decree, judgment, ruling, law, statute, rule or regulation of any Governmental Authority.

3.05 Binding Effect.

(a) This Fourth Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Consent has been duly executed and delivered by each Principal Subsidiary party thereto, and constitutes the legal, valid and binding obligation of such Principal Subsidiary enforceable against such Principal Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Each Subsidiary Guaranty Supplement has been duly executed and delivered by the New Principal Subsidiary party thereto and constitutes the legal, valid and binding obligation of such New Principal Subsidiary enforceable against such New Principal Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 4. Conditions. This Fourth Amendment and the effectiveness of the amendments set forth in Section 2 hereof shall be effective as of June 13, 2002 (the “Effective Date”) upon the satisfaction in full in the judgment of the Agent and the Required Lenders of each of the following conditions precedent set forth in this Section 4:

4.01 Execution of the Fourth Amendment and Receipt of other Documents.

(a) The Company, the Agent and the Required Lenders shall have executed an original counterpart of this Fourth Amendment and shall have delivered (including by way of facsimile transmission) the same to the Agent.

(b) The Agent shall have received the following:

(i)
an original or facsimile counterpart of the Guarantor Acknowledgment and Consent in the form of Exhibit A attached hereto (the “Consent”) duly executed and delivered by each of the Principal Subsidiary parties thereto;

(ii)
an original Supplement Subsidiary Guaranty and Contribution Agreement in the form of Exhibit 8.13(a) of the Credit Agreement (each, a “Subsidiary Guaranty Supplement”; collectively, the “Subsidiary Guaranty Supplements”) duly executed and delivered by each of Fort James Operating Company, Georgia-Pacific Resins, Inc., Georgia-Pacific Products, Inc., Brunswick Building Products, Inc., West Paper Company, Inc., Leaf Building Products, Inc. and Resins Paper Company, Inc. (collectively, the “New Principal Subsidiaries”; each, a “New Principal Subsidiary”);

(iii)
a favorable opinion addressed to the Agent and all Lenders from counsel to the Company and the New Principal Subsidiaries in substantially the form of Exhibit 7.01(d) to the Credit Agreement (but only with respect to the Subsidiary Guaranty Supplements, the Subsidiary Guaranty (Multi-Year Revolving Credit Facility) and the Contribution Agreement (Multi-Year Revolving Credit Facility));

(iv)
a certificate of the Secretary or an Assistant Secretary of each New Principal Subsidiary certifying (i) the resolutions of the Board of Directors of such Person approving the Subsidiary Guaranty Supplement and any other document to be executed in connection therewith to which such Person is a party and the transactions contemplated thereby, (ii) all documents evidencing other necessary corporate action, if any, by such Person with respect to the Subsidiary Guaranty Supplement to which such Person is a party and (iii) the names and signatures of the officers of such Person authorized to act with respect to the Subsidiary Guaranty Supplement to which such Person is a party upon which certificate the Agent and each Lender may conclusively rely until they shall have received a further certificate of the Secretary or Assistant Secretary of such Person canceling or amending such prior certificate;

(v)
the articles or certificate of incorporation of each New Principal Subsidiary as in effect on the date hereof and the Effective Date, certified (A) by the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Effective Date, and (B) by the Secretary or an Assistant Secretary of such Person as of the Effective Date;

(vi)	the by-laws of each New Principal Subsidiary, as in effect on the date hereof and the Effective Date, certified by the Secretary or an Assistant Secretary of such Person as of the Effective Date; and

(vii)	a good standing certificate for each New Principal Subsidiary from the Secretary of State of the state of incorporation of such Person as of a date reasonably close to the Effective Date.

4.02    Fees and Expenses. The Company shall have paid to the Agent all unpaid costs and expenses (including reasonable fees and expenses of counsel for the Agent) incurred by the Agent in connection with the Credit Agreement and any other Loan Document.

Section 5.    General Confirmations and Amendments.

5.01    Continuing Effect. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

5.02    No Waiver. This Fourth Amendment is limited as specified and the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.

5.03    References.

           (a)  From and after the Effective Date, (i) the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Fourth Amendment and (ii) all of the terms and provisions of this Fourth Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

           (b)  From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

Section 6.    Miscellaneous.

6.01    Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.02    Severability. The provisions of this Fourth Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Fourth Amendment in any jurisdiction.

6.03    Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6.04    Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

6.05    Binding Effect; Assignment. This Fourth Amendment shall be binding upon and inure to the benefit of the Company, the Agent and the Lenders and their respective successors and assigns; provided, however, that the rights and obligations of the Company under this Fourth Amendment shall not be assigned or delegated without the prior written consent of the Agent and the Lenders.

6.06    Expenses. The Company agrees to pay the Agent upon demand for all reasonable expenses, including reasonable fees of attorneys and paralegals for the Agent (who may be employees of the Agent), incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and any other document required to be furnished herewith.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GEORGIA-PACIFIC CORPORATION

By:	/s/ Phillip M. Johnson
Name:	Phillip M. Johnson
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Agent, Issuing Bank, and as a Lender

By:	/s/ Thomas R. Sullivan
Name:	Thomas R. Sullivan
Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION, as Co-Syndication Agent and as a Lender

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Co-Syndication Agent and as a Lender

By:	/s/ Todd Vannucci
Name:	Todd Vannucci
Title:	Executive Director

THE BANK OF NEW YORK, as a Lender

By:	/s/ David C. Siegel
Name:	David C. Siegel
Title:	Vice President

[Signature page to Fourth Amendment]

THE BANK OF TOKYO-MITSUBISHI, LTD., as a Lender

By:	/s/ Mark R. Marron
Name:	Mark R. Marron
Title:	Authorized Signatory

BANK ONE, N.A., as a Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Associate Director

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

JP MORGAN CHASE BANK formerly known as THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Vice President

CIBC INC., as a Lender

By:	/s/ Nora Q. Catiis
Name:	Nora Q. Catiis
Title:	Authorized Signatory

[Signature page to Fourth Amendment]

CITIBANK, N.A., as a Lender

By:	/s/ David L. Harris
Name:	David L. Harris
Title:	Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Subash R. Viswananathan
Name:	Subash R. Viswananathan
Title:	Senior Vice President

By:	/s/ W. David Suttles
Name:	W. David Suttles
Title:	Vice President

THE DAI-ICHI KANGYO BANK, LIMITED, as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLAND BRANCHES, as a Lender

By:	/s/ Christian Dallwitz
Name:	Christian Dallwitz
Title:	Director

By:	/s/ Hans-Josef Thiele
Name:	Hans-Josef Thiele
Title:	Director

[Signature page to Fourth Amendment]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as successor by merger to DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG, CAYMAN ISLAND BRANCH, as a Lender

By:	/s/ Bruce T. Ritz
Name:	Bruce T. Ritz
Title:	VP

By:	/s/ James A. Kyprios
Name:	James A. Kyprios
Title:	Vice President

THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender

By:
Name:
Title:

KBC BANK, N.V., as a Lender

By:	/s/ Jean-Pierre Diels
Name:	Jean-Pierre Diels
Title:	First Vice President

By:	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

THE SANWA BANK, LIMITED, acting through its New York Branch, as a Lender

By:
Name:
Title:

[Signature page to Fourth Amendment]

SUMITOMO MITSUI BANKING CORPORATION, formerly known as THE SUMITOMO BANK, LIMITED, as a Lender

By:	/s/ Edward D. Henderson, Jr.
Name:	Edward D. Henderson, Jr.
Title:	Joint General Manager

SUNTRUST BANK, as a Lender

By:	/s/ J. Scott Deviey
Name:	J. Scott Deviey
Title:	VP

TORONTO-DOMINION (TEXAS), INC., as a Lender

By:	/s/ Carol Brandt
Name:	Carol Brandt
Title:	Vice President

UBS AG STAMFORD BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Shawn Janko
Name:	Shawn Janko
Title:	Vice President

[Signature page to Fourth Amendment]